UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 28, 2026
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 28, 2026, Genprex, Inc. (“Genprex” or the “Company”) issued a press release announcing that its research collaborators will present positive preclinical data on the Company’s diabetes gene therapy drug candidate at the upcoming 2026 American Society of Gene and Cell Therapy (“ASGCT”) Annual Meeting, taking place May 11-15, 2026 in Boston, Massachusetts. The collaborators will present preclinical data demonstrating that the diabetes gene therapy (Pdx1/MafA gene therapy, “PM” or “GPX-002”) can reverse hyperglycemia in Type 2 diabetic (“T2D”) mouse models.

The featured Genprex-supported abstract and poster to be presented at the 2026 ASGCT Annual Meeting is titled “Pancreatic Delivery of AAV-Pdx1/MafA Reverses Hyperglycemia in a Preclinical Model of Type 2 Diabetes.” In this study, eight-week-old male C57BL/6 mice were maintained on a regular diet (“RD”) or high fat diet (“HFD”) for 24 weeks.  HFD mice then either remained unoperated or underwent intrapancreatic infusion of adeno-associated virus (AAV-8) encoding Pdx1 and MafA (PM) cassettes under the CMV promoter (global–islet cell targeting) or the rat insulin promoter (“RIP”) (β-cell–specific targeting) or received a control virus. The diet remained unchanged after surgery. At two and/or four weeks after surgery, researchers performed intraperitoneal glucose tolerance testing, insulin tolerance testing, glucose-stimulated insulin secretion (“GSIS”), calculated HOMA-IR and assessed glucagon secretion. Mice were then euthanized for pancreatic histology, quantification of β- and α-cell mass, electron microscopy (“EM”), and islets were isolated for ex-vivo glucose-stimulated insulin secretion and single-cell RNA sequencing.  The results at four weeks showed major improvements in the control of diabetes.  At four weeks after surgery, ex-vivo GSIS showed that islets isolated from HFD+CMV-PM-GFP treated mice had insulin secretion similar to islets from RD mice, and both groups had increased insulin secretion compared to islets from the control HFD groups, indicating improved β-cell function with PM treatment. Similarly, and importantly, treatment of HFD mice with RIP-PM-GFP, which selectively targets β-cells, reversed hyperglycemia and improved ex-vivo GSIS. In addition, EM imaging showed that PM treatment in HFD mice increased the number of total and mature insulin granules and decreased the number of immature insulin granules compared with HFD controls. Furthermore, transcriptomic pseudotime analysis demonstrated a shift in β-cells from an immature state toward a more mature state after PM treatment. The press release noted that PM gene therapy reverses hyperglycemia, likely in large part by specifically enhancing β-cell function and maturation. This approach is technically translatable to humans using endoscopic retrograde cholangiopancreatography to deliver PM gene therapy to the pancreas. The press release concluded that the compelling evidence from the preclinical studies, which achieved complete rescue of HFD-induced hyperglycemia at four weeks post-treatment via direct intrapancreatic infusion, suggests the technical translatability of the Company’s diabetes gene therapy approach to human application, potentially through endoscopic retrograde cholangiopancreatography, offering a potentially promising avenue for long-term glycemic control in T2D.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2025.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines; the timing and success of Genprex’s clinical trials and regulatory approvals; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes, including offering a potentially promising avenue for long-term glycemic control in Type 2 diabetes; the effects of any strategic research and development prioritization initiatives, and any other strategic alternatives or other efforts that Genprex takes or may take in the future that are aimed at optimizing and re-focusing Genprex’s diabetes, oncology and/or other clinical development programs including prioritization of resources, and the extent to which Genprex is able to implement such efforts and initiatives successfully to achieve the desired and intended results thereof; Genprex’s future growth and financial status, including Genprex’s ability to maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; and Genprex’s intellectual property and licenses.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: April 28, 2026	By:	/s/ Ryan Confer
Ryan Confer
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)